Global Atlantic Portfolios

Global Atlantic BlackRock High Yield Portfolio

(the “Portfolio”)

(a series of Forethought Variable Insurance Trust)

Class I, II and III Shares

Supplement dated June 17, 2026

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2026, as supplemented to date

At a meeting held on May 7, 2026 (the “Meeting”), the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”) approved to change the name of the Global Atlantic BlackRock High Yield Portfolio to the Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio and also approved changes to the Portfolio’s 80% investment policy, investment strategy, management fee rate schedule and operating expense limitation agreement. These changes are described in more detail below and go into effect on September 30, 2026. In addition, as described in a previously filed supplement dated May 13, 2026, the Board also approved the reorganization of Global Atlantic Goldman Sachs Core Fixed Income Portfolio into the Portfolio on or about October 2, 2026.

(1)	A summary of the changes to the Portfolio, effective on or about September 30, 2026, is set forth below.

(A)	The Portfolio’s name will be changed to Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio. Accordingly, references to Global Atlantic BlackRock High Yield Portfolio in the above referenced Prospectus and SAI will be deleted and replaced with Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio.

(B)	The Portfolio’s 80% investment policy will be changed to the following: “Under normal market conditions, the Portfolio seeks to achieve its investment objective primarily through investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that provide exposure to fixed-income securities.”

(C)	The “Fund Summary: Global Atlantic BlackRock High Yield Portfolio - Principal Investment Strategies” section of the Prospectus will be deleted and replaced with the following:

Under normal market conditions, the Portfolio seeks to achieve its investment objective primarily through investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments that provide exposure to fixed-income securities.

Under normal market conditions, the Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) allocates at least 80% of the Portfolio’s assets to a diversified group of underlying fixed income exchange-traded funds (“Underlying ETFs”) that are affiliated with BlackRock and invest primarily in fixed-income securities and/or cash alternatives in both U.S. and non-U.S. markets. The Portfolio incorporates a multi-sector fixed income strategy that, under normal circumstances, seeks to adjust allocations to fixed income sectors that BlackRock deems to be attractive investments over the short to intermediate term. This strategy seeks to enhance the total return and manages portfolio risk at the aggregate level. Modifications in the allocations to the Underlying ETFs are based on techniques that may include technical, qualitative, quantitative and momentum analysis of the market. The mix of Underlying ETFs will vary with

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market conditions and BlackRock's assessment of the Underlying ETFs’ relative attractiveness as investment opportunities. Certain Underlying ETFs’ investments will focus on investments in domestic and foreign fixed-income instruments including U.S. treasuries, mortgage- and asset-backed securities, corporate loans, distressed securities, inflation-indexed instruments, corporate bonds, sovereign and emerging market debt. In addition, the Underlying ETFs may invest up to 25% in lower quality debt securities (rated BB or lower by Standard & Poor’s or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services), sometimes referred to as “junk bonds.” An Underlying ETF may integrate environmental, social and governance (“ESG”) factors into its investment selection process and/or screen out particular companies and industries based on certain ESG related criteria.

(D)	The following principal risks will be added to the “Fund Summary: Global Atlantic BlackRock High Yield Portfolio - Principal Risks” section of the Prospectus:

Affiliated Underlying ETF Risk: The Portfolio invests in Underlying ETFs that are affiliated with a Sub-Adviser. The Sub-Adviser is subject to conflicts of interest when allocating Portfolio assets among the various Underlying ETFs both because the fees payable to it and/or its affiliates by some Underlying ETFs are higher than the fees payable by other Underlying ETFs and because the Sub-Adviser and its affiliates are also responsible for managing the Underlying ETFs.

Asset Allocation Risk: The Portfolio's percentage allocations among its investments could cause the Portfolio to underperform relative to relevant benchmarks and other mutual funds with similar investment objectives.

Corporate Loans Risk: The value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (which may exceed seven days). As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet an Underlying ETF’s redemption obligations, meaning that the Underlying ETF may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

ESG Investing Risk: The Portfolio may invest a portion of its assets in Underlying ETFs that integrate ESG in their investment selection process and/or screen out particular companies and industries based on certain ESG related criteria. An Underlying ETF may forgo certain investment opportunities, which may affect the Portfolio's exposure to certain companies or industries. An Underlying ETF’s results may be lower than other funds that do not seek to invest in companies based on ESG ratings and/or screen out certain companies or industries. An Underlying ETF may invest in companies that do not reflect the beliefs and values of any particular investor.

ETF Risk: Investments in underlying ETFs typically present the same risks as investments in conventional Underlying ETFs. In addition, disruptions to the creations and redemptions process through which market makers directly purchase and sell ETF shares, the existence of extreme market volatility or potential lack of an active trading market, or changes in the liquidity of the market for an ETF’s underlying portfolio holdings, may result in the ETF’s shares trading at

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significantly above (at a premium to) or below (at a discount to) net asset value, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant ETF’s underlying holdings. Because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to liquidate its holdings at the most optimal time, adversely affecting performance.

Focus Risk: To the extent that the Portfolio or an Underlying ETF focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Portfolio or Underlying ETF may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Forward Currency Contracts Risk: Use of forward currency contracts can have the effect of reducing returns, limiting opportunities for gain and creating losses. Forward currency contracts do not eliminate fluctuations in the value of foreign securities but allow the Portfolio to establish a fixed rate of exchange for a future point in time.

Interest Rate Risk: Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities. An increase in interest rates generally will cause the value of fixed-income securities to decline. Interest rate changes may result in heightened volatility and lower liquidity for certain instruments, which may adversely affect an Underlying ETF’s performance. Duration is a measure of how sensitive a bond is to interest rate changes. Securities with longer durations tend to be more sensitive to these interest rate changes and their prices are usually more volatile than those of shorter-duration securities. The longer an Underlying ETF’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Additionally, during periods of very low or negative interest rates, an Underlying ETF may be unable to maintain positive returns or pay dividends to shareholders.

Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. An investor may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying loans. To the investor this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the investor may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk. Rising interest rates could reduce the rate of prepayments on mortgage-backed securities and extend their life. This could cause the price of the mortgage-backed securities and the Underlying ETF’s share price to fall and would make the mortgage-backed securities more sensitive to interest rate changes. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.

Portfolio Turnover Rate Risk: A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, including higher transaction costs, which must be borne by the Portfolio and its shareholders.

Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.

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Style Factors Risk: The equity style factors (i.e., momentum, quality, value, low volatility and size) that determine the weight of each component security in an underlying index have characteristics that may cause an Underlying ETF to underperform the index or the market as a whole.

Underlying ETF Risk: Underlying ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio. As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in an Underlying ETF and may be higher than other mutual funds that invest directly in stocks and bonds. Because the Portfolio’s investments include shares of the Underlying ETFs, the Portfolio’s risks include the risks of each Underlying ETF.

U.S. Treasury Obligations Risk U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Changes in the U.S. government’s financial condition or credit rating may cause the value of U.S. Treasury obligations to decline. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity, but the market value of such securities is not guaranteed and may fluctuate. Although U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal.

(E)	Convertible Securities Risk, Derivatives Risk, Distressed Securities Risk, Liquidity Risk, Mezzanine Securities Risk, and Repurchase and Reverse Repurchase Agreements Risk will be removed as principal risks from the “Fund Summary: Global Atlantic BlackRock High Yield Portfolio - Principal Risks” section of the Prospectus.

(F)	The following risks in the “Principal Investment Risks” section of the Statutory Prospectus will now also apply to the Portfolio: Affiliated Underlying ETF Risk; Asset Allocation Risk; Corporate Loans Risk; Emerging Markets Risk; ESG Investing Risk; ETF Risk; Focus Risk; Forward Currency Contracts Risk; Mortgage- and Asset-Backed Securities Risk; Portfolio Turnover Rate Risk; Sovereign Debt Risk; Style Factors Risk; and Underlying ETF Risk.

(G)	The following risks are added to the “Principal Investment Risks” section of the Statutory Prospectus and will apply to the Portfolio:

Interest Rate Risk. Interest rate changes can be sudden and unpredictable and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed-income securities. Interest rate changes may result in heightened volatility and lower liquidity for certain instruments, which may adversely affect a Portfolio’s performance. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall as compared with similar, newly issued fixed-income investments. Duration is a measure of how sensitive a bond is to interest rate changes. Securities with longer durations tend to be more sensitive to these interest rate changes and their prices are usually more volatile than those of shorter-duration securities. The longer a Portfolio's average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.

Additionally, during periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns or pay dividends to shareholders. Under certain market conditions when interest rates are set at low levels and the market prices of portfolio securities have increased, a Portfolio may have a very low or even negative yield, which would cause the Portfolio to lose money under certain conditions.

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U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity, but the market value of such securities is not guaranteed and may fluctuate. Although U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances (e.g., reaching the legislative “debt ceiling”) could arise that could prevent the timely payment of interest or principal. An actual or threatened failure of the U.S. government to pay its obligations would result in losses to a Portfolio holding such securities as well as substantial negative consequences for the U.S. economy and the global financial system.

Decreases in market-making capacity for fixed-income dealers may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.

(H)	The following risks in the “Principal Investment Risks” section of the Statutory Prospectus will no longer apply to the Portfolio: Convertible Securities Risk; Derivatives Risk; Distressed Securities Risk; Liquidity Risk; Mezzanine Securities Risk; and Repurchase & Reverse Repurchase Risk.

(I)	At the Meeting, the Board also approved certain changes to the Portfolio’s fee and expense arrangements:

Effective September 30, 2026, the new contractual investment management fee schedule for the Portfolio will be as follows:

Average Daily Net Assets	Annual Rate
First $250 million	0.34%
Next $250 million	0.32%
Over $500 million	0.26%

* Currently, the management fee set forth in the investment management agreement with respect to the Portfolio is 0.50% of the first $1 billion, 0.48% of the next $1 billion, and 0.46% in excess of $2 billion annually of the Portfolio’s average daily net assets.

At the Meeting, the Board also approved a reduction to the contractual investment sub-advisory management fee schedule for the Portfolio effective September 30, 2026.

In addition, the Board also approved a total expense limit for the Portfolio effective September 30, 2026 such that the Portfolio’s total annual portfolio operating expenses after fee waiver and/or reimbursement will not exceed 0.52%, 0.77%, and 0.67% of average daily net assets attributable to Class I, Class II and Class III shares of the Portfolio, respectively.

Accordingly, effective September 30, 2026, under the heading “Portfolio Summary: Global Atlantic BlackRock High Yield Portfolio - Fees and Expenses of the Portfolio” of the Prospectus, the Shareholder Fees and Annual Portfolio Operating Expenses table and the footnotes attached thereto, as well as the expense examples, will be deleted and replaced with the following:

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would

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be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I Shares	Class II Shares	Class III Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.34%	0.34%	0.34%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(2)	0.14%	0.14%	0.14%
Acquired Fund Fees and Expenses(3)	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses(2)	0.58%	0.83%	0.73%
Fee Waiver and/or Reimbursement(4)	(0.06)%	(0.06)%	(0.06)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement(4)	0.52%	0.77%	0.67%

(1)      “Management Fees” have been restated to reflect current fees.

(2)      “Other Expenses” have been restated to reflect current fees. In addition, “Other Expenses” for Class III shares are based on estimated amounts.

(3)      Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio. Acquired Fund Fees and Expenses have been estimated for the current year.

(4)      The Portfolio’s investment adviser, Global Atlantic Investment Advisors, LLC, (the “Adviser”), has contractually agreed to waive its fees and to reimburse expenses, at least until October 31, 2027, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement will not exceed 0.52%, 0.77%, and 0.67% of average daily net assets attributable to Class I, Class II and Class III shares of the Portfolio, respectively.  The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment, after giving effect to the recoupment amount, can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment.  The agreement may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser. “Fee Waiver and/or Reimbursement” and “Total Annual Portfolio Operating Expenses

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After Fee Waiver and/or Reimbursement” have been restated to reflect the expense reimbursement effective September 30, 2026.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example reflects any applicable contractual fee waivers/expense reimbursement arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$53	$180	$318	$720
Class II	$79	$259	$455	$1,020
Class III	$68	$227	$400	$901

(J)	Effective September 30, 2026, Michael Gates and Suzanne Ly will serve as portfolio managers for the Portfolio and Scott Radell and Aaron Aguiar will no longer serve as portfolio managers of the Portfolio. Accordingly, effective September 30, 2026, all references to Messrs. Radell and Aguiar in the Prospectus and SAI are deleted in their entirety.

1.	The table under the heading “Portfolio Summary: Global Atlantic BlackRock High Yield Portfolio – Management” in the Prospectus will be deleted and replaced with the following:

Portfolio Manager	Title	Involved with Portfolio
Michael Gates, CFA	Managing Director of BlackRock	Since September 30, 2026
Suzanne Ly, CFA, FRM	Managing Director of BlackRock	Since September 30, 2026

2.	Under the heading “PORTFOLIO MANAGERS” in the SAI, the first sentence is deleted and replaced with the following:

Michael Gates and Suzanne Ly are the portfolio managers and are responsible for the day-to-day management of the Global Atlantic BlackRock Allocation Portfolio and the Global Atlantic BlackRock Multi-Sector Fixed Income Portfolio.

This Supplement and the Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

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